UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2013

PARKWAY PROPERTIES, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando, Florida 32801

(Address of Principal Executive Offices, including zip code)

(407) 650-0593

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, Parkway Properties, Inc. (“Parkway”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Thomas Properties Group, Inc. (“Thomas Properties”) and certain of their respective affiliates, dated September 4, 2013. Parkway intends to make presentations to various parties from time to time in order to discuss the proposed transaction. The slides attached hereto as Exhibit 99.1 may be used in connection with such presentations and are incorporated herein by reference.

Forward-Looking Statements

Certain statements in this presentation that are not in the present or past tense or that discuss Parkway’s and/or Thomas Properties’ expectations (including any use of the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project”, “should” or similar expressions) are forward-looking statements within the meaning of the federal securities laws and as such are based upon current beliefs as to the outcome and timing of future events. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Parkway and Thomas Properties operate and beliefs of and assumptions made by their respective management, involve uncertainties that could significantly affect the financial results of Parkway, Thomas Properties or the combined company. There can be no assurance that actual future developments affecting Parkway, Thomas Properties or the combined company will be those anticipated by Parkway or Thomas Properties. Examples of forward-looking statements include projected 2013 fully diluted EPS, share of depreciation and amortization, reported FFO per share, projected net operating income, cap rates, internal rates of return, future dividend payment rates, forecasts of FFO accretion, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions and other potential transactions and descriptions relating to these expectations. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of Parkway or Thomas Properties) and are subject to change based upon various factors including, but not limited to, the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets and interest rates; the demand for and market acceptance of either company’s properties for rental purposes; the ability of either company to enter into new leases or renewal leases on favorable terms; the amount and growth of the either company’s expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions and competition in those areas where either company owns properties; risks associated with joint venture partners; risks associated with the ownership and development of real property; termination of property management contracts; the bankruptcy or insolvency of companies for which Parkway provides property management services or the sale of these properties; the outcome of claims and litigation involving or affecting either company; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate pending transactions; applicable regulatory changes; risks associated with acquisitions, including the integration of the combined companies’ businesses; risks associated with achieving expected revenue synergies or cost savings; risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger; and other risks and uncertainties detailed from time to time in Parkway’s or Thomas Properties’ SEC filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the business, financial condition, liquidity, cash flows and financial results of either company could differ materially from those expressed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Neither Parkway nor Thomas Properties undertakes to update forward-looking statements except as may be required by law.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Parkway expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Parkway and Thomas Properties that also constitutes a prospectus of Parkway. Parkway and Thomas Properties also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Parkway and Thomas Properties with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Parkway with the SEC will be available free of charge on Parkway’s website at www.pky.com or by contacting Parkway Investor Relations at (407) 650-0593. Copies of the documents filed by Thomas Properties with the SEC will be available free of charge on Thomas Properties’ website at www.tpgre.com or by contacting Thomas Properties Investor Relations at (213) 613-1900.

Parkway and Thomas Properties and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Parkway’s executive officers and directors in Parkway’s definitive proxy statement filed with the SEC on April 4, 2013. You can find information about Thomas Properties’ executive officers and directors in Thomas Properties’ definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Parkway or Thomas Properties using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Investor Presentation Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parkway Properties, Inc.

Date: September 17, 2013	By:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and General Counsel